UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 15th, 2010

WECOSIGN, INC.
(Exact name of registrant as specified in charter)

California	333-160570	26-1476002
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3400 West MacArthur Blvd, Suite I, Santa Ana, CA  92704
 (Address of Principal Executive Offices) (Zip Code)

(714) 556-6800
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15th, 2010, the company WECOSIGN Inc. and Frank Jakubaitis CEO mutually agreed to end their employment contract. There are no outstanding  issues in disagreement, and as such this notice should not be interpreted by anyone as a reflection on the work of Mr. Jakubaitis, and or the required issues of WECOSIGN Inc. Mr. Jakubaitis will continue to serve as a director. The CEO position will remain open until the next elective board of directors meetings.

Item 9.01 – Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WECOSIGN, INC. By: /s/ Frank Jakubaitis Name: Frank Jakubaitis Title: Chief Executive Officer Dated: June 15th , 2010

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